                                                                    Exhibit 10.1


NEITHER THIS CONVERTIBLE PROMISSORY NOTE (THE "NOTE") NOR THE SECURITIES INTO WHICH THIS NOTE IS CONVERTIBLE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY OTHER APPLICABLE FEDERAL OR STATE SECURITIES LAWS, AND HAVE BEEN ISSUED AND SOLD, OR WILL BE ISSUED UPON CONVERSION, IN RELIANCE UPON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF SUCH LAWS, INCLUDING, WITHOUT LIMITATION, THE EXEMPTION CONTAINED IN SECTION 4
(2) OF THE SECURITIES ACT. NEITHER THIS NOTE NOR THE SECURITIES INTO WHICH THIS
NOTE IS CONVERTIBLE MAY BE SOLD OR TRANSFERRED UNLESS A REGISTRATION STATEMENT HAS BECOME AND IS THEN EFFECTIVE WITH RESPECT TO SUCH SECURITIES, OR THE ISSUER HAS RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO IT, TO THE EFFECT THAT THE PROPOSED SALE OR TRANSFER OF SUCH SECURITIES IS EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT AND ALL OTHER APPLICABLE FEDERAL OR STATE SECURITIES LAWS.

                           CONVERTIBLE PROMISSORY NOTE
                                       OF
                  AQUATIC CELLULOSE INTERNATIONAL CORPORATION.


US $100,000                                                   New York, New York
                                                              December   2003

         AQUATIC CELLULOSE INTERNATIONAL CORPORATION, a corporation (the "Corporation"), for value received, hereby promises to pay to the order of ___________________, or his or its permitted assigns (collectively, the "Holder"), at the address set forth in Section 14, the principal amount of One Hundred Thousand Dollars (US $100,000) (the "Principal"), plus any accrued and unpaid Interest, in full in accordance with the terms hereof.

         The following is a statement of the rights of the Holder and the conditions to which this Note is subject, and to which the Holder hereof, by the acceptance of this Note, agrees:

         1.     DEFINITIONS. For the purposes of this Note:

                (a) "Business Day" means any day that is not a Saturday, Sunday or a legal holiday in the State of New York.

                (b) "Change of Control" means (i) securities of AQCI representing more than 50% of the combined voting power of AQCI's then outstanding voting securities are acquired by a person or entity, or group of related persons or entities, in a single transaction (ii) a merger or consolidation is consummated in which AQCI is a constituent corporation, which results in less than 50% of the outstanding voting securities of the surviving or resulting entity being owned by the then existing stockholders of AQCI or
(iii) the sale by AQCI of substantially all of its assets to a person or entity which is not a wholly-owned subsidiary of AQCI; provided, however, that the Change of Control shall be deemed to have occurred in connection wit the consummation of any transaction contemplated.

                (c) "Common Stock" means the common stock, par value US$0.01 per share, of AQCI.

                (d) "Conversion Price" means a price per share equal to 40% of the average of the lowest three (i) intra-day trading prices, or (ii) if the Common Stock is then traded on the OTC Bulletin Board, the prices asked by any person or entity acting as a market maker in the common Stock (which need not occur on consecutive Trading Days) during the twenty Trading Days immediately preceding the relevant date upon which a conversion is effected pursuant to
Section 7 (which may include Trading Days prior to the date of the issuance of this Note); provided however, that such ten Trading Day period shall be extended for the number of Trading Days during such period in which trading in the Common Stock is suspended on the OTC Bulletin Board or a Subsequent Market on which the Common Stock is then listed.

                (e) "Event of Default" shall have the meaning assigned to such term in Section 3.

                (f) "Interest" means the aggregate amount of interest on the Principal at the rate of [12%] simple interest per annum or, following the occurrence of an Event of Default, at the rate of [15%] simple interest per annum.

                (g) "Maturity Date" means the 60th day following the execution of this Note.

                (h) "AQCI" means Aquatic Cellulose International Corp., Inc., a US corporation,

                (i) "Subsequent Market" means any one of the Nasdaq SmallCap Market, OTC. Bulletin Board, New York Stock Exchange, American Stock Exchange or the Nasdaq National Market.

                (j) "Trading Day" means (i) a day on which the shares of Common Stock are traded on a Subsequent Market on which the shares of Common Stock are then listed or quoted, or (ii) if the shares of Common Stock are not listed on a Subsequent Market, a day on which the shares of Common Stock are traded in the over-the-counter market, as reported or the OTC Bulletin Board, or (iii) if the shares of Common Stock are not quoted on the OTC Bulletin Board, a day on which the shares of Common Stock are quoted in the over-the-counter market as reported by the National Quotation Bureau Incorporated (or any similar organization or agency succeeding its functions of reporting prices); provided, that in the event that the shares of Common Stock are not listed or quoted as set forth in
(i), (ii) and (iii) hereof then Trading day shall mean any Business day.

        2.      REPRESENTATIONS AND WARRANTIES OF THE HOLDER.

                (a) RESTRICTED SECURITY. The Holder understands and expressly acknowledges that this Note, and the shares of the Common Stock issueable upon conversion of this Note (collectively the "Securities") have not been registered under the Securities Act, or any other applicable federal or state securities laws, and accordingly, absent such registration the Securities may not be reoffered, resold or otherwise pledged, hypothecated, transferred encumbered unless such Securities are registered pursuant to the Securities Act and any other applicable federal or state securities laws, or appropriate exemptions from the registration requirements of such securities laws are available and AQCI has received an opinion of Holders counsel, in form and substance satisfactory to AQCI, to the effect that the proposed transaction is exempt from registration under the Securities Act and all other applicable federal and state securities laws.

                (b) LEGENDS. The Holder understands and expressly agrees that the certificates representing the Securities will bear such legends as may be required by the Securities Act or other applicable federal or state securities laws and/or reasonably required by AQCI.

                (c) REPRESENTATIONS AND WARRANTIES. The Holder represents and warrants to the Corporation that he or it: (i) is an "accredited investor" within the meaning of Rule 504 Regulation D under the Securities Act, as indicated by his or its completed Investor Questionnaire; (ii) is acquiring the Securities for investment purposes only, and not with a view to any public resale or distribution thereof (iii) has sufficient knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of investing in and holding the Securities; (iv) is and will be able and prepared to bear the economic risk of investing in and holding the Securities, including a total loss of his or its investment in the Corporation; (v) by reason of his or its business or financial experience (including investing in non-listed and non-registered securities), has the capacity to protect his or its own interests, in connection with the investment in and holding of the Securities; (vi) has had a reasonable opportunity to ask questions of and receive answers from, a person or persons acting on behalf of each of the Corporation and AQCI concerning the Securities and all such questions have been answered to his or its full satisfaction; (vii) is not subscribing for this Note as a result of or subsequent to, any advertisement, article, notice, or other communication published in any newspaper, magazine or similar media or broadcast over television, radio or Internet or presented at any seminar or meeting.

                (d) ADDITIONAL REPRESENTATIONS OF NON-INDIVIDUAL HOLDER. If the Holder is not a natural person, the Holder represents and warrants that: (i) the Holder has all requisite power and authority, and has been duly and validly authorized by all necessary action, to execute and deliver this Note, to perform all of its obligations and undertakings pursuant hereto and to consummate the transactions contemplated hereby; (ii) this Note has been duly executed and delivered by the Holder, and constitutes the legal, valid and binding obligations of the Holder, enforceable against the Holder in accordance with its terms; and (iii) the individual or a entity executing and delivering this Note on behalf of the Holder is an officer, general partner, manager, member or other agent or representative of the Holder, and is duly authorize to execute and deliver this Note on behalf of the Holder.

                (e) ADDITIONAL REPRESENTATIONS OF INDIVIDUAL HOLDER. If the Holder is a natural person, the Holder represents and warrants that: (i) the Holder has reached the age of majority in the jurisdiction in which the Holder resides, (ii) the Holder has adequate means of providing for the Holder's current financial needs and contingencies, (iii) the Holder is able to bear the substantial economic risks of an investment in the Securities for an indefinite period of time, (iv) the Holder has no need for liquidity in such investment and
(v) at the present time the Holder could afford a complete loss of such investment.

        3.      EVENTS OF DEFAULT.

                (a) Each of the following shall constitute an Event of Default under this Note:

                        (i) any failure to observe or perform any material covenant or agreement (including any failure to make any payment of Principal or accrued and unpaid Interest when the same shall become due and payable) to be observed or performed by the Corporation for the benefit of the Holder pursuant to this Note, and such breach of such covenant or agreement shall remain uncured and unwaived for a period of 15 days after written notice thereof is given by the Holder to the Corporation;

                        (ii) the Corporation shall (A) voluntarily commence any proceeding or file any petition seeking relief under Title 11 of the United States Code or any other federal or state bankruptcy, insolvency or similar law,
(B) consent to the institution of any such proceeding or the filing of any such petition, (C) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator or similar official for the Corporation or for all of a substantial part of its assets, or (D) make a general assignment for the benefit of creditors; or

                        (iii) an involuntary proceeding shall be commenced or an involuntary petition shall be filed in a court of competent jurisdiction seeking
(A) relief in respect of the Corporation or of all or a substantial part of its assets, under Title 11 of the United States Code or any other federal or state bankruptcy, insolvency or similar law, (B) the appointment of a receiver, trustee, custodian, sequestrator or similar official for the Corporation or for a substantial part of its assets, (C) the winding up or liquidation of the Corporation, or (D) an order or decree approving or ordering any of the foregoing shall be issued by a court having jurisdiction and continue unstayed and in effect for 60 days.

                (b) In case of the occurrence of any Event of Default and at any time thereafter during the continuance of such Event of Default, the Holder may, by written notice to the Corporation, declare the Note to be immediately due and payable in full both as to Principal and accrued and unpaid Interest; provided, however, that no notice need be given to the Corporation if acceleration is based upon the occurrence of the Events of Default describe in clauses (ii) or
(iii) of Section 3(a), in either of which cases the Principal and accrued and unpaid Interest under this Note shall automatically become immediately due and payable without requirement of any action on the part of the Holder.

        4. EXTENSION OF MATURITY. If the Principal and accrued and unpaid Interest become due and payable on any day other than a Business Day, the Maturity Date shall be extended to the next succeeding Business Day, and to such payable amounts shall be added the Interest which has accrued during such extension period at the rate per annum herein specified.

        5. REPLACEMENT OF NOTE. Upon receipt by the Corporation of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Note, and (in case of loss, theft or destruction) of indemnity reasonably satisfactory to it, and upon reimbursement to the Corporation of all reasonable expenses incidental thereto, and (if mutilated) upon surrender and cancellation of this Note, the Corporation shall make and deliver to the Holder a new note of like tenor in lieu of this Note. Any replacement note made and delivered in accordance with this Section 5 shall be dated as of the date hereof.

        6.      CONVERSION.

                (a) CONVERSION - Subject to Section 7, the Holder shall have the right at his or its option at any time and from time to time, to convert all or any portion of the Principal and accrued Interest under this Note (to the extent the same have not been prepaid in accordance with Section 7) into a number of fully paid and non assessable whole shares of Common Stock equal to the quotient of (A) the aggregate amount of the Principal and accrued and unpaid Interest to be so converted, divided by (B) the Conversion Price.

                (b) Such rights of conversion shall be exercised by the Holder by giving written notice to each of the Corporation and AQCI that the Holder elects to convert a stated amount of the Principal and accrued and unpaid Interest and by surrender of this Note to the Corporation at its principal office (or such other office or agency of the Corporation as the Corporation may designate by notice in writing to the Holder) at any time during its usual business hours on the date set forth in such notice, together with a statement of the name or names (with address) in which the certificate or certificates for shares of Common Stock shall be issued. In the event that less than all of the Principal and accrued and unpaid Interest under his Note is converted in accordance with this Section 6, another promissory note of like tenor, for the aggregate Principal and Interest under this Note then accrued and unpaid and not previously converted shall be promptly issued to the Holder.

                (c) NO FRACTIONAL SHARES. No fractional shares of Common Stock shall be issued upon conversion of the Principal and accrued and unpaid Interest under this Note in accordance with this Section 6. In lieu of AQCI issuing any fractional shares to the Holder the Corporation shall pay to the Holder, within 15 days of conversion in accordance with his Section 6, the portion of the outstanding Principal and accrued and unpaid Interest under this Note which would otherwise be converted into such factional share of Common Stock.

                (d) EFFECT OF CONVERSION IN FULL. Upon conversion in whole of the Principal and accrued and unpaid Interest under this Note, the issuance of the appropriate number of shares of Common Stock and payment in lieu of fractional shares (if necessary) the Corporation shall be forever released from all of its obligations, undertakings and liabilities under this Note.

                (e) ISSUANCE OF CERTIFICATES; ISSUANCE TAX. Promptly upon conversion of the Principal and accrued and unpaid Interest under this Note in accordance with this Section 6, AQCI shall issue to the Holder certificates representing the number of shares of Common Stock into which the Principal and accrued and unpaid Interest has been converted. The issuance of certificates for shares of Common Stock upon conversion of the Principal and accrued and unpaid Interest under this Note in accordance with this Section 6 shall be made without charge to the Holder for any issuance tax in respect thereof.

                (f) RESERVATION OF CAPITAL STOCK. AQCI agrees to duly reserve for issuance upon conversion of the Principal and accrued and unpaid Interest under this Note in accordance with this Section 6, a sufficient number of shares of authorized Common Stock for purposes of conversion pursuant to Section 6(a). Upon issuance, sale and delivery of any share of the Common Stock in accordance with this Section 6, such share shall be validly issued and outstanding, fully paid and nonassessable, and shall not be subject to preemptive or any similar rights of any person or entity.

                (G) BINDING OBLIGATIONS; FURTHER ASSURANCES. The Holder hereby covenants and agrees that upon the request of the Corporation, he or it will promptly execute and deliver to the Corporation all such documents, agreements and instruments, and take any and all such other further actions, as shall be reasonably requested by the Corporation in connection with the conversion of the Principal and accrued and unpaid Interest under this Note in accordance with this Section 6.

                (h) AQCI shall give the Holder written notice of any Change of Control not less than 15 days prior to the closing or consummation thereof.

        7. PREPAYMENT. The Corporation may. in whole or in part and without penalty; or charge, prepay the Principal and accrued and unpaid Interest under this Note upon written notice to the Holder not less than 5 days prior to such prepayment. Following receipt of notice of prepayment, the Holder may not convert the portion of this Note being prepaid unless such prepayment has not occurred within 15 days of the Holder's receipt of such notice.

        8. REGISTRATION. Upon conversion, the Holder will be deemed by AQCI to have registration rights which are identical in all material respects to the registration rights currently held by the holders of the Corporation's Convertible Notes, par value US$0.01 per share.

        9. COSTS AND EXPENSES - Each party shall be responsible for all expenses incurred by such party in connection with the preparation, negotiation, execution, delivery of and/or the conversion of the Principal and accrued and unpaid interest under this Note.

        10. NO WAIVERS BY DELAY OR PARTIAL EXERCISE. No delay by any party hereto in exercising any of his or its respective powers or rights hereunder shall operate as a waiver of any power or right, nor shall any single or partial exercise of any power or right preclude other or further exercise thereof or the exercise of any other power or right hereunder or otherwise.

        11. ENTIRE AGREEMENT. This Note contains the entire agreement among the parties hereto, and supersedes all prior agreements or understandings among the parties with respect to the transactions and other matters contemplated by this Note.

        12. CERTAIN INTERPRETATIONS. Except as otherwise expressly provided in this Note, the following rules of interpretation apply to this Agreement: (i) the singular includes the plural and the plural includes the singular; (ii) "or" and "any" are not exclusive and "include" aid "including" are not limiting;
(iii) a reference to any agreement or other contract includes permitted supplements and amendments; (iv) a reference to a law includes any amendment or modification to such law and any rules or regulations issued there under; (v) a reference to a person or entity includes his or its permitted successors and assigns; (vi) pronouns used he herein shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include plural and vice versa; and (vii) a reference in this Note to a Section is to the relevant Section of this Note, except as otherwise noted.

        13. NOTICES. All notices, requests and other communications to any party hereunder shall be in writing and sufficient if delivered personally or sent by telecopy ( with confirmation of receipt) or by registered or certified mail, postage prepaid, return receipt requested, addressed as follows:

                If to the Corporation:        Aquatic Cellulose Interational
                                              Corporation 43rd Street, Suite 5
                                              2504
                                              Vernon, BC Canada  V1T 6L1
                                              Attention: Sheridan Westgarde



                with a copy to:



                If to the Holder:             AJW Partners, LLC
                                              AJW Qualified Partners, LLC
                                              AJW Offshore, Ltd.
                                              1044  Northern   Boulevard,
                                              Suite 302 Roslyn,  New York
                                              11576
                                              Attn: Corey S. Ribotsky
                                              516-739-7110



or, in either case, to such other address or telecopy number as the party to whom notice is to be given may have furnished to the other party in writing in accordance herewith. Each such notice, request or communication shall be effective when received or, if given by mail, when delivered at the address specified in this Section 14 or on the fifth business day following the date on which such communication is posted, whichever occurs first.

        14. COUNTERPART. This Note may be executed in three counterparts, and each of such counterpart shall be deemed to be an original instrument, but such counterparts together shall constitute but one promissory note.

        15. SURVIVAL. Unless otherwise expressly provided herein, all representations warranties, agreements and covenants contained in this Note shall survive the execution hereof and shall remain in full force and effect until the earliest to occur of (i) the payment in full of all Principal and accrued and unpaid Interest under this Note, and (ii) one year from the conversion of the Principal and accrued and unpaid Interest under this Note into shares of Common Stock in accordance with Section 6.

        16. BENEFITS OF NOTE. All of the terms and provisions of this Note, including all representations, warranties, covenants and agreements hereunder, shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

        17. AMENDMENTS AND WAIVERS. No modification, amendment or waiver of any provision of or consent required by, this Note, nor any consent to any departure herefrom, shall be effective unless it is in writing and signed by each of the parties hereto. Such modification, amendment, waiver or consent shall be effective only in the specific instance and for the purpose for which given.

        18. ASSIGNMENT. This Note and the rights and obligations of the parties hereunder shall not be assignable or transferable by any party without the prior written consent of the of the other parties hereto. Notwithstanding anything to the contrary in this Note, no assignment of this note or any of the obligations hereunder shall be effective unless the prospective transferee shall have first agreed in a writing delivered to the non transferring parties to this Note to be bound by, and to perform in accordance with the terms of this Note. Any instrument purporting to make an assignment in violation of this
Section 19 shall be void.

        19. ENFORCEABILITY. It is the desire and intent of the parties hereto that the provisions of this Note shall be enforced to the fullest extent permissible under the laws and public policies applied in each jurisdiction in which enforcement is sought. Accordingly, if any particular provision of this Note shall be adjudicated to be invalid or unenforceable, such provision shall be deemed amended to delete therefrom the portion thus adjudicated to be invalid or unenforceable, such deletion to apply only with respect to the operation of such provision in the particular jurisdiction in which such adjudication is made.

        20. GOVERNING LAW. THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO ANY CHOICE OR CONFLICT OF LAWS PROVISIONS).

                IN WITNESS WHEREOF, the parties hereto have executed this Note as of this date first set forth above.


                                    AQUATIC CELLULOSE INTERNATIONAL CORPORATION


                                    By /s/ Sheridan Westgarde
                                       -----------------------
                                       Name: Sheridan Westgarde
                                       Title: President/CEO

                                    AJW OFFSHORE, Ltd.

                                    By: First Street Manager II, LLC

                                       Name:
                                       Title:


                                    AJW  PARTNERS, LLC

                                    By:SMS GROUP, LLC



                                       Name:
                                       Title:

                                    AJW QUALIFIED PARTNERS, LLC

                                    By: AJW Manager, LLC



                                       Name:
                                       Title: